                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated as follows:

AMB Property Corporation and subsidiaries                     February 2, 1999
AMB Contributed Properties                                    March 27, 1998
Crysen Corridor Warehouse                                     February 24, 1998
Boston Industrial Portfolio                                   March 27, 1998
The Jamesburg Property                                        March 27, 1998
Orlando Central Park                                          March 27, 1998
Totem Lake Malls                                              March 27, 1998
Dallas Warehouse Portfolio (Garland Industrial Portfolio)     April 21, 1998
Twin Cities Office/Showroom Portfolio (Minnetonka Industrial  May 1, 1998
  Portfolio)
Willow Park Portfolio                                         June 8, 1998
Amberjack Portfolio                                           July 9, 1998
Willow Lake Portfolio                                         July 21, 1998
National Distribution Portfolio                               July 31, 1998
Mawah Portfolio                                               July 31, 1998
Cabot Industrial Portfolio                                    October 29, 1997
Cabot Business Park                                           October 29, 1997
Manhattan Village Shopping Center                             October 17, 1997
Weslayan Plaza                                                October 17, 1997
Silicon Valley R&D Portfolio                                  October 17, 1997

and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP

                                          --------------------------------------
                                          ARTHUR ANDERSEN LLP

San Francisco, California

July 1, 1999